Unrecognized contractual commitments (excluding Orange Bank)	12 Months Ended
Dec. 31, 2018
Unrecognized contractual commitments [abstract]
Unrecognized contractual commitments (excluding Orange Bank)

NOTE 14   Unrecognized contractual commitments (excluding Orange Bank)

At December 31, 2018, Orange is not aware of having entered into any commitment involving entities controlled by the Group, that may have a material effect on its current or future financial position, other than the commitments described in this Note.

1.4.1 Operating activities commitments

		Less than	From one	More than
(in millions of euros)	Total	one year	to five years	five years
Operating activities commitments	20,078	5,914	7,929	6,234
Operating leases commitments	5,778	995	2,689	2,094
Handsets purchase commitments	1,837	1,837	—	—
Transmission capacity purchase commitments	384	178	193	13
Other goods and services purchase commitments	3,439	1,133	1,679	627
Investment commitments	3,103	817	1,227	1,059
Public initiative networks commitments	4,333	797	1,984	1,552
Guarantees granted to third parties in the ordinary course of business	1,204	157	157	890

Operating leases commitments

Operating lease commitments mainly include property lease commitments. The other leases are leases relating to general expenses (equipment, vehicles and other assets). Future finance lease payments are shown in Note 12.3.

	Discounted value of	Minimum future
(in millions of euros)	future lease payments	lease payments
Property lease commitments	5,186	5,649
o/w technical activities	3,203	3,458
o/w shops/offices activities	1,983	2,191

Maturities are set forth below:

	Minimum
	future
	lease	Less than	1-2	2-3	3-4	4-5	More than
(in millions of euros)	payments	one year	years	years	years	years	five years
Property lease commitments	5,649	939	816	710	584	507	2,092

The Group may choose whether or not to renew these leases upon expiration or replace them by other leases with renegotiated terms and conditions. For some of them, a provision for onerous contracts has been booked (see Note 5.3).

The operating lease commitments correspond to the outstanding minimum future lease payments until the normal date of renewal of the leases or the earliest possible notice date. After periodic revaluation of the leases, these amounts are discounted. The rate used corresponds to the marginal cost of debt.

The information relative to operating leases is provided in accordance with the currently-applicable standards and interpretations. The first application of IFRS 16 as of January 1, 2019 will cause the Group to provide different information, mainly due to:

–  different application scopes: the Group will designate a contract as a leasing contract when it gives the lessee the right to control the use of a given asset, including when a service contract includes a lease component (excluding off-balance-sheet commitments for operating leases). The Group has also chosen to use the two exemptions authorized under IFRS 16, namely contracts with a duration of less than 12 months and those for which the new value of the underlying asset is less than 5,000 euros (see Note 2.4.2);

–  assessment of rents: the off-balance-sheet commitments use a minimum duration without factoring in extension options that the lessee has the reasonable certainty of exercising, including a periodic revaluation of the rents and the rent-free periods based on minimum future payments.

The property lease commitments in France and Spain represent respectively 59% and 10% of the total property lease commitments.

Transmission capacity purchase commitments

Transmission capacity purchase commitments as at December 31, 2018 represented 384 million euros. These include 277 million euros for the provision of satellite transmission capacity (comprising contracts with different commitment maturities up to 2023).

Other goods and services purchase commitments

The Group’s other goods and services purchase commitments are primarily related to the network and the purchase of content.

At December 31, 2018, these commitments include:

–  the purchase of broadcasting rights for an amount of 798 million euros;

–  "Tower Co" (site management) contracts in Africa: these commitments amounted to 522 million euros. On January 1,2019, the lease contracts for the sites will lead to supplying different information on the valuation of these commitments;

–  the network maintenance for 215 million euros;

–  the maintenance of submarine cables for which Orange has joint ownership or user rights, for an overall amount of 159 million euros.

Investment commitments

At the end of December 2018, investment commitments amounted to 3,103 million euros.

In addition to these commitments, which are expressed in monetary terms, the Group made certain commitments to the national regulatory authorities such as ensuring certain coverage of the population concerning by fixed or mobile networks, particularly in in the context of assignment of licenses and quality of service. These commitments will require investment expenditure in future years to roll out and enhance the networks. They are not shown in the table above if they have not been expressed in monetary terms, which is usually the case. The Group has accordingly agreed to meet the following conditions:

In France:

–  in the context of the provisions of article L. 33-13 of the French Postal and Electronic Communications Code, which specifies that the electronic communications ministry may accept commitments made by operators likely to contribute to the development and coverage of low-density areas by electronic communication networks and promote access by operators to these networks, Orange proposed to undertake to deploy FttH within its deployment scope in the AMII areas and unless refusal by third parties:

–  by the end of 2020, 100% of housing units and professional premises will be open to the marketing of FttH offers (including a maximum of 8% of premises connectable upon request);

–  by the end of 2022, 100% of housing units and professional premises will be made connectable. After the opinion of the Arcep dated June 12, 2018, the proposals for the undertakings of Orange were accepted by the government on July 26, 2018.

–  on January 14, 2018, the Orange Group and the other French mobile operators signed an agreement (the "New Deal") to ensure better mobile coverage of French territory, particularly rural areas. This agreement includes enhanced coverage obligations, which are included for the period 2018-2021 in our licenses in force in the bands 900 MHz, 1,800 MHz and 2,100 MHz, and for the post 2021 period, in the new licenses for 900 MHz, 1,800 MHz and 2,100 MHz assigned on November 15, 2018:

–  targeted programs for the improvement of coverage, with the coverage of 5,000 areas by operators by 2029;

–  the generalization of 4G by the end of 2020 on almost all existing mobile sites;

–  the acceleration of the coverage of the transport routes, ensuring that the main road and rail routes have 4G coverage;

–  the supply of a fixed 4G service and the extension of the service to 500 additional sites upon request from the government by 2020;

–  the widespread use of telephone coverage inside buildings, proposing voice over Wi-Fi and SMS over Wi-Fi offers and offers involving the indoor coverage of buildings upon request;

–  the improvement of reception quality throughout the country, particularly in rural areas, with good coverage (according to the Arcep decision No. 2016-1678 relative to publications giving information on mobile coverage) by 2024/2027.

–  in order to cope with the exceptional deterioration that affected its network in 2018 (storms, theft of cables, deterioration due to the recent protest movements, etc.), and be sure to fulfil its commitments in terms of universel service provision, Orange put a plan involving a 17% increase in the maintenance budget compared to 2017 and hired 200 additional technicians.

–  in 2015, in France, when the frequencies in the 700 MHz band were allocated:

–  coverage obligations in “priority deployment areas” (40% of the country within 5 years, 92% within 12 years and 97.7% within 15 years) and in “white area” not yet covered by a broadband network (100% within 12 years), at the level of priority road routes (100% within 15 years) and at the level of the national rail network (60% within 7 years, 80% within 12 years and 90% within 15 years).

–  in 2011, in France, when the frequencies in the 2.6 GHz and 800 MHz bands were allocated:

–  an optional commitment to host mobile virtual network operators (MVNOs) on certain technical and pricing terms under Full MVNO schemes;

–  an obligation to provide mobile coverage with theoretical maximum download speeds of at least 60 Mbps per user (25% of the country within 4 years and 75% within 12 years for the 2.6 GHz band, 98% of the country within 12 years and 99.6% within 15 years for the 800 MHz band) which can be met by using both the allocated frequencies and other frequencies;

–  for the 800 MHz band, specifically: a coverage obligation in priority areas (40% of the country within 5 years, 90% within 10 years) with no obligation to provide roaming services, a coverage obligation in each department (90% within 12 years, 95% within 15 years) and an obligation to pool resources in communities covered by the “dead zone” program.

In Romania:

–  in 2012, in Romania, when the frequencies in the bands from 800 MHz to 2.6 GHz were allocated:

–  an obligation to provide mobile coverage of at least 95% of the population within 225 of 732 localities with mobile communication services in UMTS or LTE technologies, for the 800 MHz and 900 MHz bands;

–  an obligation to provide voice services coverage of at least 98% of the population of lightly inhabited areas, for 900 MHz and 1.8 GHz bands;

–  an obligation to provide IP service coverage in at least 60% of lightly inhabited areas;

–  an obligation to provide mobile IP access coverage to 30% of the population by April 5, 2019, for 1.8 GHz and 2.6 GHz bands.

In Africa & Middle-East:

–  in 2016, in Senegal, when the 4G license was awarded and the license for mobile 2G and 3G was renewed:

–  a coverage obligation of 90% of the population in 3 years;

–  an obligation to cover in 5 years all territory in the inhabited border areas of Senegal whose number of inhabitants is equal to or greater than 200;

–  a coverage obligation on national roads and highways in 2 years.

–  in 2016, in Egypt, when the 4G license was granted:

–  an obligation to provide 4G coverage of 11% of the population in one year, 42.5% in four years, 69.5% in six years and 70% within ten years.

Non-compliance with these obligations could result in fines and other sanctions ultimately including the withdrawal of licenses awarded. Management believes that the Group has the ability to fulfill these commitments towards government authorities.

Commitments related to Public Initiative Networks

As part of the deployment of the High and Very High Speed network in France, the Group entered into contracts via Public Initiative Networks (mainly public service delegation and public-private partnerships contracts). The commitments under these network construction, concession and operation contracts amounted to 4,333 million euros at December 31, 2018 In addition to the guarantees given by Orange on behalf of the Public Initiative Networks, the commitments will result in the recognition of 3,619 million euros of intangible assets and 376 million euros of financial receivables. The expirations are staggered out to 2043.

Guarantees granted to third parties in the ordinary course of business

Commitments made by the Group to third parties in the ordinary course of business represented 1,203 million euros as at December 31, 2018. They included performance guarantees amounting to 485 million euros granted to certain Enterprise customers, in particular as part of the securing of networks and remote access.

The amount of guarantees granted by the Group to third parties (financial institutions, partners, customers and government agencies) to cover the performance of the contractual obligations of non-consolidated entities is not significant. Guarantees granted by the Group to cover the performance of the contractual obligations of the consolidated subsidiaries are not considered as unrecognized contractual commitments, as they would not increase the Group’s commitments in comparison to the underlying obligations of the consolidated subsidiaries.

14.2 Consolidation scope commitments

Asset and liability warranties granted in relation to disposals

Under the terms of agreements between certain Group companies and the acquirers of certain assets, the Group is subject to warranty clauses relating to assets and liabilities. Nearly all material sale agreements provide for ceilings on these warranties.

At December 31, 2018, the main warranties in effect were the following:

–  the uncapped warranties granted to the EE joint venture when contributing the operations in the United Kingdom, concerning the restructuring of equity investments and assets done prior to the contribution expiring in 2022;

–  a warranty given to BT as part of the EE sale, backed 50/50 by Orange Group and Deutsche Telekom as tax and operating warranties, except for events ascribable solely to one or the other, and capped at the contractually fixed sale price of 5.1 billion pounds sterling (5.7 billion euros converted at the exchange rate on December 31, 2018) as Orange's share, which will expire in 2023. Information on the final terms of EE’s disposal is presented in Note 3.2;

–  tax-related warranties, capped at 400 million euros, granted to Deutsche Telekom as part of the disposal of the Group’s mobile and Internet operations in the Netherlands in 2007. These warranties will expire at the end of the statutory limitation period, in 2019;

–  standard warranties granted to Vivendi as part of the disposal of its 90% stake in Dailymotion in 2015 and the remaining 10% in 2017. These warranties will expire at the end of the statutory limitation period;

–  miscellaneous standard warranties granted to buyers of real estate sold by the Group.

Orange believes that the risk of these warranties being enforced is remote and that the potential consequences of their being called are not material with respect to the Group’s results and financial position.

Commitments relating to securities

Under the terms of agreements with third parties, Orange can make or receive commitments to purchase or to sell securities. The on-going commitments at December 31, 2018 are not likely to have material impacts on the Group’s financial position.

Orange Tunisie

Under the terms of the shareholders’ agreement with Investec dated May 20, 2009, Orange has a call option giving it the right to purchase at market value 1% of the share capital of Orange Tunisie plus one share, subject to regulatory authorizations. If this option was exercised, Orange would take control of Orange Tunisie. Investec would then have the right to sell to Orange 15% of the share capital of Orange Tunisie at market value.

Korek Telecom

Several shareholder disputes exist between the joint venture formed between Agility and Orange and its Iraqi co-shareholder in the capital of the Iraqi operator Korek Telecom. These disputes, which relate notably to the exercise of the call option on 7% of Korek Telecom, are the subject of preliminary procedures and arbitrational and judicial litigation. Also, following the decision by the Iraqi regulatory authority (CMC) of 2014 to cancel the partnership of March 2011 between Korek and Orange/Agility, the Baghdad administrative high court of appeal confirmed, on January 18, 2018, the decision of the administrative tribunal which had rejected the appeal of Korek Telecom against the decision of the CMC. Orange has undertaken actions in order to enforce its rights.

Orange Bank

In accordance with the shareholders’ agreement signed on October 4, 2016:

–  Orange gave a put option to Groupama on 20% of the equity in Orange Bank, recognized as a financial liability and exercisable at fair value within three months of October 4, 2023 and thereafter in three-month periods every two years;

–  Groupama gave a call option to Orange on the remainder of its equity interest in Orange Bank, exercisable at fair value after the exercise of its put option;

–  Orange and Groupama committed over a period of 6 years, namely until 2022, to participate, within the limit of the percentage of interest held, in the capital increases of Holdco necessary to financing working capital requirements (CET1 ratio).

14.3 Financing commitments

The Group’s main commitments related to borrowings are set out in Note 12.

Orange has pledged certain investment securities and other assets to financial institutions or used them as collateral to cover bank borrowings and credit lines.

Guarantees granted to some lending institutions to finance consolidated subsidiaries are not set out below.

Assets covered by commitments

The items presented below do not include the impact of the regulation on the transferability of the assets or the possibility of contractual restrictions in network asset sharing agreements.

At December 31, 2018 Orange has no material pledge on its subsidiaries’ securities.

	December 31,	December 31,	December 31,
(in millions of euros)	2018	2017	2016
Assets held under finance leases	574	528	552
Non-current pledged, mortgaged or receivership assets(1)	453	107	121
Collateralized current assets	21	19	27
Total	1,048	654	700

(1)	Non-current pledged, mortgaged or receivership assets are shown excluding cash collateral deposits, which are presented in Note 11.7.

Non-current pledged or mortgaged assets comprise the following assets given as guarantees:

	December 31, 2018
	Total in statement of	Amount of asset pledged,	Percentage
(in millions of euros)	financial position (a)	mortgaged or receivership (b)	(b)/(a)
Intangibles assets, net (excluding goodwill)	14,073	107	1%
Property, plant and equipment, net	27,693	—	—
Non-current financial assets	3,899	346	9%
Other (1)	29,037	—	—
Total	74,702	453	1%

(1)	This item mainly includes net goodwill, interests in associates, net deferred tax assets and non-current derivatives assets.